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                           BRINSON MONEY MARKET FUND

                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                          ----------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

    Brinson Money Market Fund is a diversified series of Brinson Master Series, Inc., a professionally managed open-end investment company ('Corporation').

    The fund's investment advisor, administrator and principal underwriter is Brinson Advisors, Inc. ('Brinson Advisors,' formerly known as Mitchell Hutchins Asset Management Inc.) an indirect wholly owned asset management subsidiary of UBS AG. As principal underwriter for the fund, Brinson Advisors selects dealers for the sale of fund shares.

    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647-1568.

    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated June 29, 2001. A copy of the Prospectus may be obtained by calling your investment professional or by calling the fund toll-free at 1-800-647-1568. This SAI is dated June 29, 2001.

                               TABLE OF CONTENTS

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
                                                              PAGE
                                                              ----
The Fund and its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Organization of the Corporation; Directors and Officers;
  Principal Holders
  and Management Ownership of Securities....................    9
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   16
Portfolio Transactions......................................   18
Additional Exchange and Redemption Information; Reduced
  Sales Charges;
  Other Services............................................   19
Conversion of Class B Shares................................   21
Valuation of Shares.........................................   21
Performance Information.....................................   22
Taxes.......................................................   24
Other Information...........................................   24
Financial Statements........................................   25
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                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

    The fund's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include
(1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    The fund may purchase only those obligations that Brinson Advisors determines, pursuant to procedures adopted by the board, present minimal credit risks and are 'Eligible Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ('Investment Company Act'). Eligible Securities include securities rated in one of the two highest short-term ratings categories by at least two nationally recognized statistical rating organizations ('rating agencies') or rated in one of the two highest short-term ratings categories by a single rating agency if only that rating agency has assigned the obligation a short-term rating. The fund also may rely on the short-term rating and credit quality of a guarantee of a security (including bond insurance, letters of credit or an unconditional demand feature) or the issuer of the guarantee to determine whether the security is an Eligible Security. Eligible Securities also include unrated securities that Brinson Advisors determines to be of comparable quality to rated securities that so qualify.

    'Second Tier Securities' are Eligible Securities that are not rated in the highest short-term ratings category by the requisite rating agencies or determined by Brinson Advisors to be of comparable quality and do not otherwise qualify for treatment as 'First Tier Securities' under Rule 2a-7. (A definition of First Tier Securities is set forth below.) The fund may invest no more than 5% of its total assets in Second Tier Securities and may invest no more than the greater of 1% of its total assets or $1 million in Second Tier Securities of a single issuer. Although the fund may invest in Second Tier Securities of U.S. companies, it does not purchase commercial paper of foreign companies, governments and similar entities falling into this category. Further, the fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the fund has established no policy limitations on its ability to use the investments or techniques

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discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objectives.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

    Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined below) or Brinson Advisors becomes aware that a security has received a rating below the second highest rating by any rating agency, Brinson Advisors and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security is either (1) rated in the highest short-term rating category by at least two rating agencies, (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Brinson Advisors to be of comparable quality. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ('SEC'). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See 'The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase

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variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See 'The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements.'

    Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

    INVESTING IN FOREIGN SECURITIES. The fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

    CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Brinson Advisors has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the

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fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board. Brinson Advisors takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Brinson Advisors monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

    Brinson Advisors also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible

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losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount to cover the commitment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when Brinson Advisors believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or
(3) such investments would enhance the fund's liquidity.

    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash

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collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber Inc. ('UBS PaineWebber'sm'*'), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program.

INVESTMENT LIMITATIONS OF THE FUND

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    The fund will not:

    (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

    The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

    (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    The following interpretation applies to, but is not part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

---------
* UBS PaineWebber is a service mark of UBS AG.

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    (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The fund will not:

    (1) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                   ORGANIZATION OF THE CORPORATION; DIRECTORS
                      AND OFFICERS; PRINCIPAL HOLDERS AND
                       MANAGEMENT OWNERSHIP OF SECURITIES

    The Corporation was organized on October 29, 1985 as a Maryland corporation and currently has one operating series. The Corporation has authority to establish additional series and to issue 10 billion shares of common stock, par value $.001 per share. One billion of those shares are classified as shares of the fund. The Corporation is governed by a board of directors, which oversees the fund's operations. The directors (sometimes referred to as 'board members') and executive officers of the Corporation, their ages, business addresses and principal occupations during the past five years are:

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Margo N. Alexander*'D' 54                       Director            Mrs. Alexander is Chairman (since March
                                                                    1999) and a director of Brinson Advisors
                                                                    (since January 1995), and an executive
                                                                    vice president and a director of UBS
                                                                    PaineWebber (since March 1984). She was
                                                                    chief executive officer of Brinson
                                                                    Advisors from January 1995 to October
                                                                    2000. Mrs. Alexander is a director or
                                                                    trustee of 22 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor.
Richard Q. Armstrong; 66                        Director            Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                                  of R.Q.A. Enterprises (management
One Old Church Road                                                 consulting firm) (since April 1991 and
Unit #6                                                             principal occupation since March 1995).
Greenwich, CT 06830                                                 He is also a director of AlFresh
                                                                    Beverages Canada, Inc. (a Canadian
                                                                    Beverage subsidiary of AlFresh Foods
                                                                    Inc.) (since October 2000). Mr.
                                                                    Armstrong was chairman of the board,
                                                                    chief executive officer and co-owner of
                                                                    Adirondack Beverages (producer and
                                                                    distributor of soft drinks and
                                                                    sparkling/still waters) (October
                                                                    1993-March 1995). He was a partner of
                                                                    The New England Consulting Group
                                                                    (management consulting firm) (December
                                                                    1992-September 1993). He was managing
                                                                    director of LVMH U.S. Corporation (U.S.
                                                                    subsidiary of the French luxury goods
                                                                    conglomerate, Louis Vuitton Moet
                                                                    Hennessey Corporation) (1987-1991) and
                                                                    chairman of its wine and spirits
                                                                    subsidiary, Schieffelin & Somerset
                                                                    Company (1987-1991). Mr. Armstrong is a
                                                                    director or trustee of 21 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
E. Garrett Bewkes, Jr.**'D'; 74          Director and Chairman      Mr. Bewkes serves as a consultant to UBS
                                       of the Board of Directors    PaineWebber (since May 1999). Prior to
                                                                    November 2000, he was a director of
                                                                    Paine Webber Group, Inc. ('PW Group,'
                                                                    formerly the holding company of UBS
                                                                    PaineWebber and Brinson Advisors) and
                                                                    prior to 1996, he was a consultant to PW
                                                                    Group. Prior to 1988, he was chairman of
                                                                    the board, president and chief executive
                                                                    officer of American Bakeries Company.
                                                                    Mr. Bewkes is a director of Interstate
                                                                    Bakeries Corporation. Mr. Bewkes is a
                                                                    director or trustee of 32 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor.
Richard R. Burt; 54                             Director            Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave, N.W.                                         LLP (international investments and
Washington, D.C. 20004                                              consulting firm) (since March 1994) and
                                                                    a partner of McKinsey & Company
                                                                    (management consulting firm) (since
                                                                    1991). He is also a director of Archer-
                                                                    Daniels-Midland Co. (agricultural
                                                                    commodities), Hollinger International
                                                                    Co. (publishing), Homestake Mining Corp.
                                                                    (gold mining), six investment companies
                                                                    in the Deutsche Bank family of funds,
                                                                    nine investment companies in the Flag
                                                                    Investors family of funds, The Central
                                                                    European Fund, Inc. and The Germany
                                                                    Fund, Inc., vice chairman of Anchor
                                                                    Gaming (provides technology to gaming
                                                                    and wagering industry) (since July 1999)
                                                                    and chairman of Weirton Steel Corp.
                                                                    (makes and finishes steel products)
                                                                    (since April 1996). He was the chief
                                                                    negotiator in the Strategic Arms
                                                                    Reduction Talks with the former Soviet
                                                                    Union (1989-1991) and the U.S.
                                                                    Ambassador to the Federal Republic of
                                                                    Germany (1985-1989). Mr. Burt is a
                                                                    director or trustee of 21 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor.
Meyer Feldberg; 59                              Director            Mr. Feldberg is Dean and Professor of
Columbia University                                                 Management of the Graduate School of
101 Uris Hall                                                       Business, Columbia University. Prior to
New York, NY 10027                                                  1989, he was president of the Illinois
                                                                    Institute of Technology. Dean Feldberg
                                                                    is also a director of Primedia, Inc.
                                                                    (publishing), Federated Department
                                                                    Stores, Inc. (operator of department
                                                                    stores) and Revlon, Inc. (cosmetics).
                                                                    Dean Feldberg is a director or trustee
                                                                    of 29 investment companies for which
                                                                    Brinson Advisors, UBS PaineWebber or one
                                                                    of their affiliates serves as investment
                                                                    advisor.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
George W. Gowen; 71                             Director            Mr. Gowen is a partner in the law firm
666 Third Avenue                                                    of Dunnington, Bartholow & Miller. Prior
New York, NY 10017                                                  to May 1994, he was a partner in the law
                                                                    firm of Fryer, Ross & Gowen. Mr. Gowen
                                                                    is a director or trustee of 29
                                                                    investment companies for which Brinson
                                                                    Advisors, UBS PaineWebber or one of
                                                                    their affiliates serves as investment
                                                                    advisor.
Frederic V. Malek; 64                           Director            Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                                         Partners (merchant bank) and chairman of
Suite 350                                                           Thayer Hotel Investors II and Lodging
Washington, D.C. 20004                                              Opportunities Fund (hotel investment
                                                                    partnerships). From January 1992 to
                                                                    November 1992, he was campaign manager
                                                                    of Bush-Quayle '92. From 1990 to 1992,
                                                                    he was vice chairman and, from 1989 to
                                                                    1990, he was president of Northwest
                                                                    Airlines Inc. and NWA Inc. (holding
                                                                    company of Northwest Airlines Inc.).
                                                                    Prior to 1989, he was employed by the
                                                                    Marriott Corporation (hotels,
                                                                    restaurants, airline catering and
                                                                    contract feeding), where he most
                                                                    recently was an executive vice president
                                                                    and president of Marriott Hotels and
                                                                    Resorts. Mr. Malek is also a director of
                                                                    Aegis Communications, Inc.
                                                                    (tele-services), American Management
                                                                    Systems, Inc. (management consulting and
                                                                    computer related services), CB Richard
                                                                    Ellis, Inc. (real estate services), FPL
                                                                    Group, Inc. (electric services), Global
                                                                    Vacation Group (packaged vacations),
                                                                    HCR/Manor Care, Inc. (health care), SAGA
                                                                    Systems, Inc. (software company) and
                                                                    Northwest Airlines Inc. Mr. Malek is a
                                                                    director or trustee of 21 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Carl W. Schafer; 65                             Director            Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                                        Foundation (charitable foundation
Princeton, NJ 08542                                                 supporting mainly oceanographic
                                                                    exploration and research). He is a
                                                                    director of Labor Ready, Inc. (temporary
                                                                    employment), Roadway Express, Inc.
                                                                    (trucking), The Guardian Group of Mutual
                                                                    Funds, the Harding, Loevner Funds, Evans
                                                                    Systems, Inc. (motor fuels, convenience
                                                                    store and diversified company),
                                                                    Electronic Clearing House, Inc.
                                                                    (financial transactions processing),
                                                                    Frontier Oil Corporation and
                                                                    Nutraceutix, Inc. (biotechnology
                                                                    company). Prior to January 1993, he was
                                                                    chairman of the Investment Advisory
                                                                    Committee of the Howard Hughes Medical
                                                                    Institute. Mr. Schafer is a director or
                                                                    trustee of 21 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor.
Brian M. Storms*'D'; 46                  Director and President     Mr. Storms is chief executive officer
                                                                    (since October 2000) and president of
                                                                    Brinson Advisors (since March 1999). Mr.
                                                                    Storms was president of Prudential
                                                                    Investments (1996-1999). Prior to
                                                                    joining Prudential, he was a managing
                                                                    director at Fidelity Investments. Mr.
                                                                    Storms is president and a director or
                                                                    trustee of 22 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor.
Thomas Disbrow***; 35                      Vice President and       Mr. Disbrow is a director and a senior
                                          Assistant Treasurer       manager of the mutual fund finance
                                                                    department of Brinson Advisors. Prior to
                                                                    November 1999, he was a vice president
                                                                    of Zweig/Glaser Advisers. Mr. Disbrow is
                                                                    a vice president and assistant treasurer
                                                                    of 22 investment companies for which
                                                                    Brinson Advisors, UBS PaineWebber or one
                                                                    of their affiliates serves as investment
                                                                    advisor.
Amy R. Doberman**; 39                 Vice President and Secretary  Ms. Doberman is an executive director and the general counsel of Brinson
                                                                    Advisors. From December 1996 through
                                                                    July 2000, she was general counsel of
                                                                    Aeltus Investment Management, Inc. Prior
                                                                    to working at Aeltus, Ms. Doberman was a
                                                                    Division of Investment Management
                                                                    Assistant Chief Counsel at the SEC. Ms.
                                                                    Doberman is a vice president and
                                                                    secretary of 22 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor.

       NAME AND ADDRESS; AGE           POSITION WITH CORPORATION    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ---------------------           -------------------------    ----------------------------------------
Elbridge T. Gerry III*; 44                   Vice President         Mr. Gerry is a managing director and
                                                                    chief investment officer -- short-term
                                                                    strategies and municipals of Brinson
                                                                    Advisors. Mr. Gerry is a vice president
                                                                    of 16 investment companies for which
                                                                    Brinson Advisors, UBS PaineWebber or one
                                                                    of their affiliates serves as investment
                                                                    advisor.
Kevin J. Mahoney***; 35                    Vice President and       Mr. Mahoney is a director and a senior
                                          Assistant Treasurer       manager of the mutual fund finance
                                                                    department of Brinson Advisors. From
                                                                    August 1996 through March 1999, he was
                                                                    the manager of the mutual fund internal
                                                                    control group of Salomon Smith Barney.
                                                                    Prior to August 1996, he was an
                                                                    associate and assistant treasurer of
                                                                    BlackRock Financial Management L.P. Mr.
                                                                    Mahoney is a vice president and
                                                                    assistant treasurer of 22 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor.
Emil Polito*; 40                             Vice President         Mr. Polito is a director of investment
                                                                    support and mutual fund services of
                                                                    Brinson Advisors. From July 2000 to
                                                                    October 2000, he was a senior manager of
                                                                    investment systems at Dreyfus Corp.
                                                                    Prior to July 2000, Mr. Polito was a
                                                                    senior vice president and director of
                                                                    operations and control for Brinson
                                                                    Advisors. Mr. Polito is also a vice
                                                                    president of 22 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor.
Susan Ryan*; 41                              Vice President         Ms. Ryan is an executive director and a
                                                                    portfolio manager of Brinson Advisors.
                                                                    Ms. Ryan is a vice president of six
                                                                    investment companies for which Brinson
                                                                    Advisors, UBS PaineWebber or one of
                                                                    their affiliates serves as investment
                                                                    advisor.
Paul H. Schubert***; 38               Vice President and Treasurer  Mr. Schubert is an executive director and the director of the mutual fund
                                                                    finance department of Brinson Advisors.
                                                                    Mr. Schubert is a vice president and
                                                                    treasurer of 22 investment companies for
                                                                    which Brinson Advisors, UBS PaineWebber
                                                                    or one of their affiliates serves as
                                                                    investment advisor.
Keith A. Weller**; 39                      Vice President and       Mr. Weller is a director and senior
                                          Assistant Secretary       associate general counsel of Brinson
                                                                    Advisors. Mr. Weller is a vice president
                                                                    and assistant secretary of 22 investment
                                                                    companies for which Brinson Advisors,
                                                                    UBS PaineWebber or one of their
                                                                    affiliates serves as investment advisor.

-------------------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

 ** This person's business address is 1285 Avenue of the Americas, New York, New
    York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

'D' Mrs. Alexander, Mr. Bewkes and Mr. Storms are 'interested persons' of the fund and the Corporation as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

    The Corporation pays each board member who is not an 'interested person' of the Corporation $1,000 annually and an additional amount up to $150 per series for each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the complex of funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor or investment manager receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Brinson Advisors performs substantially all the services necessary for the operation of the Corporation, the Corporation requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the Corporation for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the Corporation's current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as an investment advisor or investment manager during the periods indicated.

                             COMPENSATION TABLE'D'

                                            AGGREGATE
                                           COMPENSATION   TOTAL COMPENSATION FROM
                                               FROM       THE CORPORATION AND THE
        NAME OF PERSON, POSITION           CORPORATION*       FUND COMPLEX**
        ------------------------           ------------       --------------
Richard Q. Armstrong,
  Director...............................     $4,060             $108,232
Richard R. Burt,
  Director...............................      4,060              108,232
Meyer Feldberg,
  Director...............................      4,060              173,982
George W. Gowen,
  Director...............................      4,788              173,982
Frederic V. Malek,
  Director...............................      4,060              108,232
Carl W. Schafer,
  Director...............................      4,000              106,372

-------------------

'D' Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor or investment manager and identified above; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from these funds.

 * Represents fees paid to each board member from the Corporation for the fiscal year ended February 28, 2001. During this period, the Corporation had two operating series.

** Represents total compensation paid during the calendar year ended December 31, 2000 to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor or investment manager. None of these funds have a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of June 1, 2001, directors and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

    As of May 31, 2001, the following shareholders are shown in the fund's records as owning 5% or more of a class of its shares.

                                                            PERCENTAGE OF SHARES
                                                             BENEFICIALLY OWNED
                    NAME AND ADDRESS*                        AS OF MAY 31, 2001
                    -----------------                        ------------------
CLASS A
Canary Capital Partners Ltd
  c/o Olympia Capital (Int)...............................          7.00%
Western Wire Products Co.
  Attn: Gene B. Young.....................................          5.14%

CLASS C
Bing So Md Inc. Employees Qualified Money Purchase P/TR
  So Bing T & May So TTEE.................................         10.32%
Lincoln Group Limited Partnership.........................          7.86%
Thomas A. Wertheim........................................          5.22%

-------------------

* The shareholders listed above may be contacted c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment advisor and administrator to the fund pursuant to a contract ('Advisory Contract') with the Corporation. Under the Advisory Contract, the fund pays Brinson Advisors a fee, computed daily and paid monthly, at the annual rate of 0.50% of its average daily net assets.

    During the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the fund paid (or accrued) investment advisory and administrative fees of $368,820, $474,438 and $314,378, respectively.

    Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses;
(4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the Investment Company Act) of the Corporation or Brinson Advisors; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents;
(12) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders;
(13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(15) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (16) the cost of investment company literature and other publications provided to board members and officers; and (17) costs of mailing, stationery and communications equipment.

    Under the Advisory Contract, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Brinson Advisors, or by Brinson Advisors on 60 days' written notice to the Corporation.

    TRANSFER AGENCY-RELATED SERVICES. PFPC Inc. ('PFPC'), the fund's transfer agent (not the fund), pays UBS PaineWebber for certain transfer agency-related services that PFPC has delegated to UBS PaineWebber.

    SECURITIES LENDING. During the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the fund paid (or accrued) no fees to UBS PaineWebber for its services as securities lending agent because the fund did not engage in any securities lending activities.

    PERSONAL TRADING POLICIES. The fund and Brinson Advisors have adopted a code of ethics in accordance with rule 17j-1 under the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract with the Corporation ('Principal Underwriting Contract'). The Principal Underwriting Contract requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Brinson Advisors enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the fund adopted by the Corporation in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, the 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and collectively, 'Plans'), the fund pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan and the Class C Plan, the fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class B shares.

    Brinson Advisors uses the service fees under the Plans for Class A, B and C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

    Brinson Advisors uses the distribution fees under the Class B and Class C Plans to offset marketing costs attributable to those classes, such as the preparation, printing and distribution of sales literature and advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Brinson Advisors also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to Brinson Advisors' distribution activities. Because fund shares may be acquired only through an exchange of shares of other funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor or investment manager, Brinson Advisors does not pay commissions to dealers for selling fund shares.

    Brinson Advisors receives the proceeds of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

    The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to Brinson Advisors as compensation for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Brinson Advisors' sole responsibility and not that of the fund. Annually, the board reviews the Plans and Brinson Advisors' corresponding expenses for each class of fund shares separately from the Plans and expenses of the other classes.

    Among other things, each Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not 'interested persons' of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and
(4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the Corporation shall be committed to the discretion of the board members who are not 'interested persons' of the Corporation.

    In reporting amounts expended under the Plans to the board members, Brinson Advisors allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.

    During the fiscal year ended February 28, 2001, the fund paid (or accrued) service and/or distribution fees to Brinson Advisors under the Plans as follows:
Class A -- $68,834, Class B -- $251,871 and Class C -- $94,859.

    Brinson Advisors estimates that it incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended February 28, 2001:

                                                          CLASS A   CLASS B    CLASS C
                                                          -------   -------    -------
Marketing and advertising...............................  $68,906   $ 80,689   $31,405
Amortization of commissions.............................        0    140,688    24,031
Printing of prospectuses and statements of
  additional information................................        0          0         0
Branch network costs allocated and interest expense.....   90,984    123,941    41,931
Service fees paid to investment professionals...........   26,157     31,903    12,016

    'Marketing and advertising' includes various internal costs allocated by Brinson Advisors to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Brinson Advisors. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of the fund's dealers.

    In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered (1) the benefit to the fund and its shareholders of the fund being available as an exchange vehicle for shares of the corresponding class of other funds for which Brinson Advisors serves as investment advisor or investment manager, (2) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (3) the services provided to the fund and its shareholders by Brinson Advisors, (4) the services provided by dealers pursuant to each dealer agreement with Brinson Advisors, and (5) Brinson Advisors' shareholder service-related expenses and costs and, for Class B and Class C shares, distribution-related expenses and costs.

    With respect to each Plan, the board considered all compensation that Brinson Advisors would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Brinson Advisors under each Plan in that Brinson Advisors would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

    Brinson Advisors earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended February 28, 2001:

Class A...................................  $      0
Class B...................................   325,288
Class C...................................     3,157

                             PORTFOLIO TRANSACTIONS

    The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors seeks best execution. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to Brinson Advisors' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Brinson Advisors in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

    During the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

    Investment decisions for the fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

    As of February 28, 2001, the fund owned securities issued by the following company which is a regular broker-dealer for the fund's portfolio securities:

              ISSUER                              TYPE OF SECURITY                   VALUE
              ------                              ----------------                   -----
J.P. Morgan, Chase & Co...........                Commercial Paper                 $2,000,000

                       ADDITIONAL EXCHANGE AND REDEMPTION
               INFORMATION; REDUCED SALES CHARGES; OTHER SERVICES

    WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

    PURCHASES OF CLASS A SHARES THROUGH THE UBS PAINEWEBBER INSIGHTONE'sm' PROGRAM. Investors who purchase shares through the UBS PaineWebber InsightOne'sm' Program are eligible to buy Class A shares of the funds for which Brinson Advisors serves as investment advisor or investment manager without a sales load and may exchange those shares for Class A shares of the fund. The
UBS PaineWebber InsightOne'sm' Program offers a non-discretionary brokerage account to UBS PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, shares of the fund may be exchanged for shares of the corresponding class of most other funds for which Brinson Advisors serves as investment advisor or investment manager.

    Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange privilege, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by it and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

    FINANCIAL INSTITUTIONS. The fund may authorize financial institutions and their agents to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents.

    SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Brinson mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:

     Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends in cash may not participate in the plan.

    An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate), less aggregate redemptions made other than pursuant to the plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, Brinson Advisors will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to Brinson Advisors or the fund's transfer agent, PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their investment professional or PFPC at 1-800-647-1568.

    INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs in which purchases of shares of Brinson and PACE mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

    TRANSFER OF ACCOUNTS. If investors holding shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with Brinson Advisors relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                          CONVERSION OF CLASS B SHARES

    Class B shares will automatically convert to Class A shares, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean the date of issuance of the original Class B shares of the Brinson or PACE fund that were exchanged (directly or through a series of exchanges) for the fund's Class B shares. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares of the fund or of those other funds for which Brinson Advisors serves as investment advisor or investment manager are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                              VALUATION OF SHARES

    The fund determines its net asset value separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Net asset value will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that Brinson Advisors, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

    The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:

       P(1 + T)n   =   ERV
    where:     P   =   a hypothetical initial payment of $1,000 to purchase shares of a specified class
               T   =   average annual total return of shares of that class
               n   =   number of years
             ERV   =   ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends are assumed to have been reinvested at net asset value.

    The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Contingent deferred sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

    The following tables show performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

CLASS                                              CLASS A      CLASS B      CLASS C
(INCEPTION DATE)                                  (07/01/91)   (09/26/86)   (07/14/92)
----------------                                  ----------   ----------   ----------
Year ended February 28, 2001:
    Standardized Return*........................     5.45%       (0.06)%       3.95%
    Non-Standardized Return.....................     5.45%        4.94 %       4.95%
Five Years ended February 28, 2001:
    Standardized Return*........................     4.50%        3.67 %       4.00%
    Non-Standardized Return.....................     4.50%        4.02 %       4.00%
Ten Years ended February 28, 2001:
    Standardized Return.........................      N/A         3.44 %        N/A
    Non-Standardized Return.....................      N/A         3.44 %        N/A
Inception to February 28, 2001:
    Standardized Return*........................     3.46%        4.35 %       2.02%
    Non-Standardized Return.....................     3.46%        4.35 %       2.02%

---------

* All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.

    CALCULATION OF YIELD. The fund computes its 7-day current yield and its 7-day effective yield quotations for each class of shares using standardized methods required by the SEC. The fund from time to time advertises for each class of shares (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7]  --  1

    For the seven days ended February 28, 2001, the yield and effective yield of the fund's shares was as follows:

                                 YIELD   EFFECTIVE YIELD
                                 -----   ---------------
Class A Shares.................  4.54%        4.64%
Class B Shares.................  4.03%        4.11%
Class C Shares.................  4.06%        4.14%

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each class of shares of the fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

    OTHER INFORMATION. The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), IBC Financial Data, Inc. ('IBC'), Wiesenberger Investment Companies Service ('Wiesenberger') or Investment Company Data Inc. ('ICD'), or Morningstar Mutual Funds ('Morningstar') or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form.

    The fund may also compare its performance with the performance of bank certificates of deposit ('CDs') as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes'r' Money Markets.

                                     TAXES

    BACKUP WITHHOLDING. The fund is required to withhold 31% of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or Brinson Advisors with a correct taxpayer identification number or who otherwise are subject to backup withholding.

    CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(b) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                               OTHER INFORMATION

    CLASSES OF SHARES. A share of each class of the fund represents an interest in the fund's investment portfolio and has similar rights, privileges and preferences. Each class may differ with respect to distribution and/or service fees, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B and C shares will differ.

    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

    The fund does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

    CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

    PRIOR NAMES. Prior to May 9, 2001, the Corporation's name was 'PaineWebber Master Series, Inc.' and the fund's name was 'Painewebber Money Market Fund'.

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters.

    AUDITORS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the fund.

                              FINANCIAL STATEMENTS

    The fund's Annual Report to Shareholders for its last fiscal year ended February 28, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------

                                                                         Brinson
                                                               Money Market Fund


                                         ---------------------------------------

                                             Statement of Additional Information

                                                                   June 29, 2001

                                         ---------------------------------------




'c'2001 Brinson Advisors, Inc. All rights reserved.



                            STATEMENT OF DIFFERENCES

    The registered trademark symbol shall be expressed as...............   'r'
    The dagger symbol shall be expressed as.............................   'D'
    The copyright symbol shall be expressed as..........................   'c'
    The service mark symbol shall be expressed as.......................   'sm'
    Characters normally expressed as superscript shall be preceded by...   'pp'